                                                                    EXHIBIT 99.8

     June 2001


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)
                                 SERIES 1996-C

     Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995, (the "Pooling and Servicing Agreement"), among First USA Bank, National Association, ("First USA"), as Transferor and Servicer, and Bankers Trust Company, as Trustee (the "Trustee"), First USA as Servicer is required to prepare certain information each month regarding current distributions to Series 1996-C Certificateholders and the performance of the CC Master Credit Card Trust II (the "Trust") during the previous month. The information that is required to be prepared with respect to the July 16, 2001, Distribution Date (referred to herein as the "Distribution Date"), and with respect to the performace of the Trust during the June 2001, Monthly Period (referred to herein as the "Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-C Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

     A)   Information Regarding Distributions to the Class A
          Certificateholders, per $1,000 original certificate principal amount.

          (1)  The total amount of the distribution to Class A
               Certificateholders, per $1,000 original certificate    $3.5477778
               principal amount

          (2)  The amount of the distribution set forth in paragraph
               1 above in respect of interest on the Class A
               Certificates, per $1,000 original certificate
               principal amount                                       $3.5477778

          (3)  The amount of the distribution set forth in paragraph
               1 above in respect of principal of the Class A
               Certificates, per $1,000 original certificate
               principal amount                                       $0.0000000

     B)   Class A Investor Charge Offs and Reimbursement of
          Charge Offs

          (1)  The amount of Class A Investor Charge Offs             $0.0000000

          (2)  The amount of Class A Investor Charge Offs
               set forth in paragraph 1 above, per $1,000             $0.0000000
               original certificate principal amount

          (3)  The total amount reimbursed in respect of Class A
               Investor Charge Offs                                   $0.0000000

          (4)  The amount set forth in paragraph 3 above, per
               $1,000 original certificate principal amount           $0.0000000

          (5)  The amount, if any, by which the outstanding
               principal balance of the Class A Certificates exceeds
               the Class A Invested Amount after giving effect to
               all transactions on such Distribution Date             $0.0000000

     C)   Information Regarding Distributions to the Class B
          Certificateholders, per $1,000 original certificate principal amount

          (1)  The total amount of the distribution to Class B
               Certificateholders, per $1,000 original certificate
               principal amount                                       $3.7501388

          (2)  The amount of the distribution set forth in paragraph
               1 above in respect of interest on the Class B
               Certificates, per $1,000 original certificate
               principal amount                                       $3.7501388

          (3)  The amount of the distribution set forth in paragraph
               1 above in respect of principal on the Class B
               Certificates, per $1,000 original certificate
               principal amount                                       $0.0000000

     D)   Class B Investor Charge Offs and Reimbursement of
          Charge Offs

          (1)  The amount of Class B Investor Charge Offs             $0.0000000

          (2)  The amount of Class B Investors Charge Offs
               set forth in paragraph 1 above, per $1,000
               original certificate principal amount                  $0.0000000

          (3)  The total amount reimbursed in respect of Class B
               Investor Charge Offs                                   $0.0000000

          (4)  The amount set forth in paragraph 3 above, per
               $1,000 original certificate principal amount           $0.0000000

          (5)  The amount, if any, by which the outstanding
               principal balance of the Class B Certificates
               exceeds the Class B Invested Amount after
               giving effect to all transactions on such
               Distribution Date                                      $0.0000000



                                       First USA Bank, National Association
                                       as Servicer

                                       By /s/ Tracie Klein
                                         ---------------------
                                          Tracie H. Klein
                                          First Vice President